MASTR Asset Securitization Trust Series 2002-1
                           Whole Loan 15YR Fixed-Rate

Deal Size                                                                   $302MM

GWAC                                                                        6.410%  +/-15bps

WAM                                                                            178  +/- 2 months

California                                                                   16.5%  approx.

Avg. Loan Balance                                                            $473K  approx.

WA LTV                (All loans > 80% have M.I.)                              61%  approx.

Loan Purpose:         Purchase                                                6.5% approx.
                      Rate-Term Refl                                         73.5% approx.
                      Cash-0ut Refl                                          20.0% approx.

Property Type:        SFD/PUD                                                98.7% approx.
                      Other                                                   1.3% approx.

Doc Type:             Full                                                   65.9% approx.
                      Income & Asset Verif.                                   4.0% approx.
                      Income Verification                                     0.4% approx.
                      Stated Income/Full Asset                                7.3% approx.
                      Streamlined                                            22.4% approx.

Occupancy:            Primary                                                98.2% approx.
                      Secondary                                               1.8% approx.
                      Investment                                              0.0% approx.

WA FICO                                                                        742 approx.

AAA Ratings                                                           2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level                                                1.60% approx.

Pricing Speed                                                                 275% PSA

Settlement Date                                                       02/28/02

Depositor                                                  Mortgage Asset Securitization Transactions, Inc.
Bond Administrator                                         Wells Fargo Mortgage Corp.

                          All numbers approximate. All
                      tranches subject to 5% size variance.


                               [LOGO] UBS WARBURG

The information herein has been provided solely by UBS Warburg LLC. Neither the Issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                MAST0201 30 year 6.2's Date: 02/08/2002 11:42:16
============================== ========================================================= ==========================================
UBS Warburg LLC                CMO Structuring Desk:  212-713-3199 Fax:  212-713-3890    Pac Bands  I:  0- 0 II:  0-  0 III:  0- 0
Closing Date:  2/28/2002       WHOLE 30 year Pricing Speed:  275 PSA                     Pacl  %:  0.00   Indices
First Day:  3/25/2002          WAC:6.41 WAM:177.99
============================== ========================================================= ==========================================

  Tranche    Bal (MM)            Coupon       Payment     Aver.    Dur     Tx.   Spread Yield    Price    DescriptioDay   Deal %
   Name                                        Window      Life            Yr.   bp              %                  Del.
------------ ---------------- ------------- ------------- ------- ------- ------ --------------- -------- --------- ----- ---------
    A1        301,098,680.20    6.00000      3/02-2/17     4.68             4    AAA, SEQ, PT       "               24    98.07
    B1          2,519,738       6.00000      3/02-2/17     7.48            -2    AA, SUB                            24     0.82
    B2            817,375       6.00000      3/02-2/17     7.48            -2    A, SUB                             24     0.27
    B3            571,107       6.00000      3/02-2/17     7.48            -2    BBB, SUB                           24     0.19
    B4            294,306       6.00000      3/02-2/17     7.48            -2    BB, SUB                            24     0.10
    B5            261,856       6.00000      3/02-2/17     7.48            -2    B, SUB                             24     0.09
    B6            294,400       6.00000      3/02-2/17     7.48            -2    NR                                 24     0.10
    Io       269,500,242.50     0.20554      3/02-2/17     4.73             4    WACIO                              24    87.78
    Po       1,160,762.53       0.00000      3/02-1/17     4.72             4    WACPO                              24     0.38

1.   Pay A1, until retired.

The Subordinates will follow regular shifting interest rules.  (B1 thru B6 pro-rata)

-----------------------------------------------------------------------------------------------------------------------------------

  Tot: 9     307,018,224.74     6.15773                    8.87    5.86          19.6612         100.26
====================================================================================================================================

                               Collateral
   Type      Balance             Coupon        Prepay      WAM     Age     WAC
***** COLLATERAL DONE SEPARATELY
   # 12      307,018,225.23      6.158                    178.0    1.4
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MAST0201           30 year          7.2's            User ID:  mtukhin               Deals Directory:  /home/mtukhin/DEALS
-----------------------------------------------------------------------------------------------------------------------------------
Collateral Description              Date:            02/08/2002       11:53:58                                      UBS Warburg LLC
-----------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  2/28/2002      WHOLE        30 year      WAC:  6.41     WAM:  177.99    Pricing Speed:  275 PSA
-----------------------------------------------------------------------------------------------------------------------------------

       Num          Name          Bond         PassThru             WAC          WAM         WALA              Bal. Used

        1           WHOLE          12           7.25000         7.50000          180            0              400000.00
        2           WHOLE          11           7.00000         7.25000          178            2              789314.96
        3           WHOLE          10           6.87500         7.12500          179            1             1778788.94
        4           WHOLE           9           6.75000         7.00000          178            2             3404389.92
        5           WHOLE           8           6.62500         6.87500          178            2             9914699.40
        6           WHOLE           7           6.49000         6.75000          178            2            17696988.33
        7           WHOLE           6           6.36200         6.62500          178            2            29504325.51
        8           WHOLE           5           6.24500         6.50000          178            2            57250226.45
        9           WHOLE           4           6.12300         6.37500          178            1            84697791.10
        0           WHOLE           3           6.00000         6.25000          178            1            64063717.89
       11           WHOLE           2           5.87500         6.12500          177            1            21936973.36
       12           WHOLE           1           5.72900         5.97900          179            1            15581009.37

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.
This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom by persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG, that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed by UBS Warburg LLC or PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.


UBS WARBURG LLC                                                                                                              Cmoproj
Fixed Income Research                               MAST0201 30 year 7.2                                 9:53:20am February 25, 2002
cmoproj.009                                                                                             Margarita Genis mgenis@rhino
                                                                                                                              Page 1
---------- ----------------------- ------------- ---------- ------------- --------- -------------- ---------- ----------------- ----
  Bond            Balance             Coupon       Delny       Factor      Index        Value        Reset       Multiplier     Cap
---------- ----------------------- ------------- ---------- ------------- --------- -------------- ---------- ----------------- ----
   A1          301.098.680.20        6.00000        24        1.000000                 -1.0000         -             -           -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    Floor         Current      Settle Date       Deal       WAC        WAM      Pricing Speed    Duration
                   Coupon                                                                          @ Px
--------------- ------------- --------------- ----------- -------- ------------ -------------- -------------
      -            6.0000        02/28/02      30 year     6.41      177.99       275.0PSA        100:12
--------------- ------------- --------------- ----------- -------- ------------ -------------- -------------

----------------- ------------- ------------------ ----------------- --------------- ----------------- ---------------
     Price            PSA              PSA               PSA              PSA              PSA              PSA
                      100              200               275              400              500              700
----------------- ------------- ------------------ ----------------- --------------- ----------------- ---------------
     99:28            6.028           6.018            6.011             5.999            5.989           5.970
     99:29            6.022           6.011            6.003             5.989            5.978           5.956
     99:30            6.016           6.004            5.995             5.979            5.967           5.942
     99:31            6.009           5.996            5.986             5.969            5.956           5.929
    100:00            6.003           5.989            5.978             5.959            5.944           5.915
    100:01            5.997           5.982            5.970             5.949            5.933           5.902
    100:02            5.991           5.974            5.961             5.940            5.922           5.888
    100:03            5.985           5.967            5.953             5.930            5.911           5.874
    100:04            5.979           5.960            5.945             5.920            5.900           5.861
    100:05            5.973           5.952            5.937             5.910            5.889           5.847
    100:06            5.967           5.945            5.928             5.900            5.878           5.834
    100:07            5.960           5.938            5.920             5.890            5.867           5.820
    100:08            5.954           5.930            5.912             5.881            5.855           5.806
    100:09            5.948           5.923            5.904             5.871            5.844           5.793
    100.10            5.942           5.916            5.895             5.861            5.833           5.779
    100:11            5.936           5.909            5.887             5.851            5.822           5.766
    100:12            5.930           5.901            5.879             5.841            5.811           5.752
    100:13            5.924           5.894            5.871             5.831            5.800           5.739
    100:14            5.918           5.887            5.863             5.822            5.789           5.725
    100.15            5.912           5.879            5.854             5.812            5.778           5.712
    100:16            5.906           5.872            5.846             5.802            5.767           5.698
    100:17            5.900           5.865            5.838             5.792            5.756           5.685
    100:18            5.893           5.858            5.830             5.783            5.745           5.671
    100:19            5.887           5.850            5.821             5.773            5.734           5.658
    100:20            5.881           5.843            5.813             5.763            5.723           5.644
    100:21            5.875           5.836            5.805             5.753            5.712           5.631
    100:22            5.869           5.828            5.797             5.743            5.701           5.617
    100:23            5.863           5.821            5.789             5.734            5.690           5.604
    100:24            5.857           5.814            5.781             5.724            5.679           5.590
    100;25            5.851           5.807            5.772             5.714            5.668           5.577
    100:26            5.845           5.799            5.764             5.704            5.657           5.563
    100:27            5.839           5.792            5.756             5.695            5.646           5.550
----------------- ------------- ------------------ ----------------- --------------- ----------------- ---------------
Avg Life              6.722           5.410            4.681             3.797            3.291           2.606
Duration              5.087           4.248            3.797             3.161            2.801           2.290
First Pay             3/02            3/02             3/02              3/02             3/02            3/02
Last Pay              2/17            2/17             2/17              2/17             2/17            2/17
----------------- ------------- ------------------ ----------------- --------------- ----------------- ---------------

The information herein has been provided solely by UBS Warburg, LLC. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                              MAST0201    30 year 6.2's    Date: 02/25/2002       17:45:22
==================================== ========================================================== ====================================
UBS Warburg, LLC                     CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890       Pac Bands I: 0- 0 II: 0- 0 III: 0- 0
Closing Date: 2/28/2002              WHOLE 30 year Pricing Speed: 275 PSA                       PacI %:  0.00  Indices:
First Pay: 3/26/2002                 WAC:6.41  WAM:177.00
========= ================= ========= ============= ======= ======= ==== ==================== ========= ============= ======= ======
  Tranche      Bal(MM)       Coupon     Payment      Aver    Dur    Tx       Spread Yield       Price    Description   Day     Deal%
   Name                                  Window      Life           Yr            bp            %                      Del
--------- ----------------- --------- ------------- ------- ------- ---- -------------------- --------- ------------- ------- ------
R          100               6.0000   3/02-3/02      0.07             2                                                 24     0.00
A1         301,282,000       6.0000   3/02-11/16     4.64             4                                                 24    98.19
B1         2,301,000         6.0000   3/02-11/16     7.45            -2                                                 24     0.75
B2         767,000           6.0000   3/02-11/16     7.45            -2                                                 24     0.25
B3         461,000           6.0000   3/02-11/16     7.45            -2                                                 24     0.15
B4         306,000           6.0000   3/01-11/16     7.45            -2                                                 24     0.10
B5         307,000           6.0000   3/02-11/16     7.45            -2                                                 24     0.10
B6         307,610.41        6.0000   3/02-11/16     7.45            -2                                                 24     0.10
IO         271,293,618.97    0.19927  3/02-11/16     4.68             4                                                 24    88.42
PD         1,096,260.47      0.0000   3/02-11/16     4.66             4                                                 24     0.36


Paydown Rules:
1. Pay R, until retired;
2. Pay A1, until retired;


Subs will follow the regular shifting interest;
------------ ---------------- --------- ------------- ------- ------- ---- --------- ---------- ---------

Tot: 10      306,827,970.98    6.15475                 8.82   5.99                   17.2462    100.65
============ ================ ========= ============= ======= ======= ==== ========= ========== =========
                           Collateral
Type         Balance          Coupon          Prepay   WAM     Age    WAC
WHOLE        35,534,352.01    5.8148956427    PSA      275     177     2    6.0648956427
WHOLE        271,293,618.97   6.1992655648    PSA      275     177     2    6.4545384386



#2           306,827,970.98    6.155                  177.0 2.0

The information herein has been provided solely by UBS Warburg, LLC. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

DEC TABLES REPORT
Deal: MAST0201T   Bond Name: R

Date                  R                  R                   R                  R                   R
                      0                  100                 275                400                 500
2/25/2002             100                100                 100                100                 100
2/25/2003             0                  0                   0                  0                   0
2/25/2004             0                  0                   0                  0                   0
2/25/2005             0                  0                   0                  0                   0
2/25/2006             0                  0                   0                  0                   0
2/25/2007             0                  0                   0                  0                   0
2/25/2008             0                  0                   0                  0                   0
2/25/2009             0                  0                   0                  0                   0
2/25/2010             0                  0                   0                  0                   0
2/25/2011             0                  0                   0                  0                   0
2/25/2012             0                  0                   0                  0                   0
2/25/2013             0                  0                   0                  0                   0
2/25/2014             0                  0                   0                  0                   0
2/25/2015             0                  0                   0                  0                   0
2/25/2016             0                  0                   0                  0                   0
2/25/2017             0                  0                   0                  0                   0
2/25/2018             0                  0                   0                  0                   0
2/25/2019             0                  0                   0                  0                   0
2/25/2020             0                  0                   0                  0                   0
2/25/2021             0                  0                   0                  0                   0
2/25/2022             0                  0                   0                  0                   0
2/25/2023             0                  0                   0                  0                   0
2/25/2024             0                  0                   0                  0                   0
2/25/2025             0                  0                   0                  0                   0
2/25/2026             0                  0                   0                  0                   0
2/25/2027             0                  0                   0                  0                   0
2/25/2028             0                  0                   0                  0                   0
2/25/2029             0                  0                   0                  0                   0
2/25/2030             0                  0                   0                  0                   0
2/25/2031             0                  0                   0                  0                   0
2/25/2032             0                  0                   0                  0                   0
2/25/2033             0                  0                   0                  0                   0
2/25/2034             0                  0                   0                  0                   0
2/25/2035             0                  0                   0                  0                   0
2/25/2036             0                  0                   0                  0                   0
2/25/2037             0                  0                   0                  0                   0
2/25/2038             0                  0                   0                  0                   0
2/25/2039             0                  0                   0                  0                   0
2/25/2040             0                  0                   0                  0                   0
2/25/2041             0                  0                   0                  0                   0
2/25/2042             0                  0                   0                  0                   0

Average Life (Years)  0.07               0.07                0.07               0.07                0.07


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) PaineWebber Incorporated, an indirect subsidiary of UBS AG, or (iii) by a division, group or affiliate of UBS AG, that is not registered as a US broker-dealer (a "a non-US affiliate"), to major US Institutional Investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC, or PaineWebber Incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. ADDITIONAL INFORMATION WILL BE MADE AVAILABLE UPON REQUEST.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal: MAST0201T   Bond Name: A1

Date                  A1                 A1                  A1                 A1                  A1
                      0                  100                 275                400                 500
2/25/2002             100                100                 100                100                 100
2/25/2003             96                 94                  91                 89                  87
2/25/2004             91                 86                  77                 71                  66
2/25/2005             87                 77                  61                 51                  44
2/25/2006             81                 68                  48                 36                  28
2/25/2007             76                 59                  37                 25                  18
2/25/2008             70                 51                  28                 18                  12
2/25/2009             64                 44                  22                 12                  7
2/25/2010             57                 37                  16                 8                   4
2/25/2011             50                 31                  12                 5                   3
2/25/2012             43                 25                  8                  4                   2
2/25/2013             35                 19                  6                  2                   1
2/25/2014             26                 13                  4                  1                   *
2/25/2015             17                 8                   2                  1                   *
2/25/2016             8                  3                   1                  *                   *
2/25/2017             0                  0                   0                  0                   0
2/25/2018             0                  0                   0                  0                   0
2/25/2019             0                  0                   0                  0                   0
2/25/2020             0                  0                   0                  0                   0
2/25/2021             0                  0                   0                  0                   0
2/25/2022             0                  0                   0                  0                   0
2/25/2023             0                  0                   0                  0                   0
2/25/2024             0                  0                   0                  0                   0
2/25/2025             0                  0                   0                  0                   0
2/25/2026             0                  0                   0                  0                   0
2/25/2027             0                  0                   0                  0                   0
2/25/2028             0                  0                   0                  0                   0
2/25/2029             0                  0                   0                  0                   0
2/25/2030             0                  0                   0                  0                   0
2/25/2031             0                  0                   0                  0                   0
2/25/2032             0                  0                   0                  0                   0
2/25/2033             0                  0                   0                  0                   0
2/25/2034             0                  0                   0                  0                   0
2/25/2035             0                  0                   0                  0                   0
2/25/2036             0                  0                   0                  0                   0
2/25/2037             0                  0                   0                  0                   0
2/25/2038             0                  0                   0                  0                   0
2/25/2039             0                  0                   0                  0                   0
2/25/2040             0                  0                   0                  0                   0
2/25/2041             0                  0                   0                  0                   0
2/25/2042             0                  0                   0                  0                   0

Average Life (Years)  8.55               6.68                4.64               3.76                3.25

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) PaineWebber Incorporated, an indirect subsidiary of UBS AG, or (iii) by a division, group or affiliate of UBS AG, that is not registered as a US broker-dealer (a "a non-US affiliate"), to major US Institutional Investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC, or PaineWebber Incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. ADDITIONAL INFORMATION WILL BE MADE AVAILABLE UPON REQUEST.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal: MAST0201T   Bond Name: IO

Date                  IO                 IO                  IO                 IO                  IO
                      0                  100                 275                400                 500
2/25/2002             100                100                 100                100                 100
2/25/2003             96                 94                  91                 89                  88
2/25/2004             91                 86                  77                 71                  66
2/25/2005             87                 77                  61                 51                  44
2/25/2006             81                 68                  48                 37                  29
2/25/2007             76                 60                  38                 26                  19
2/25/2008             70                 52                  29                 18                  12
2/25/2009             64                 44                  22                 13                  8
2/25/2010             57                 37                  17                 9                   5
2/25/2011             50                 31                  12                 6                   3
2/25/2012             43                 25                  9                  4                   2
2/25/2013             35                 19                  6                  2                   1
2/25/2014             26                 13                  4                  1                   1
2/25/2015             17                 8                   2                  1                   *
2/25/2016             8                  3                   1                  *                   *
2/25/2017             0                  0                   0                  0                   0
2/25/2018             0                  0                   0                  0                   0
2/25/2019             0                  0                   0                  0                   0
2/25/2020             0                  0                   0                  0                   0
2/25/2021             0                  0                   0                  0                   0
2/25/2022             0                  0                   0                  0                   0
2/25/2023             0                  0                   0                  0                   0
2/25/2024             0                  0                   0                  0                   0
2/25/2025             0                  0                   0                  0                   0
2/25/2026             0                  0                   0                  0                   0
2/25/2027             0                  0                   0                  0                   0
2/25/2028             0                  0                   0                  0                   0
2/25/2029             0                  0                   0                  0                   0
2/25/2030             0                  0                   0                  0                   0
2/25/2031             0                  0                   0                  0                   0
2/25/2032             0                  0                   0                  0                   0
2/25/2033             0                  0                   0                  0                   0
2/25/2034             0                  0                   0                  0                   0
2/25/2035             0                  0                   0                  0                   0
2/25/2036             0                  0                   0                  0                   0
2/25/2037             0                  0                   0                  0                   0
2/25/2038             0                  0                   0                  0                   0
2/25/2039             0                  0                   0                  0                   0
2/25/2040             0                  0                   0                  0                   0
2/25/2041             0                  0                   0                  0                   0
2/25/2042             0                  0                   0                  0                   0

Average Life (Years)  8.55               6.70                4.68               3.81                3.31


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) PaineWebber Incorporated, an indirect subsidiary of UBS AG, or (iii) by a division, group or affiliate of UBS AG, that is not registered as a US broker-dealer (a "a non-US affiliate"), to major US Institutional Investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC, or PaineWebber Incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. ADDITIONAL INFORMATION WILL BE MADE AVAILABLE UPON REQUEST.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal: MAST0201T   Bond Name: PO

Date                  PO                 PO                  PO                 PO                  PO
                      0                  100                 275                400                 500
2/25/2002             100                100                 100                100                 100
2/25/2003             96                 94                  91                 89                  87
2/25/2004             91                 86                  77                 71                  66
2/25/2005             86                 76                  61                 51                  44
2/25/2006             81                 68                  48                 37                  29
2/25/2007             75                 59                  37                 26                  19
2/25/2008             70                 51                  29                 18                  12
2/25/2009             63                 44                  22                 13                  8
2/25/2010             57                 37                  16                 9                   5
2/25/2011             50                 30                  12                 6                   3
2/25/2012             42                 24                  8                  4                   2
2/25/2013             34                 19                  6                  2                   1
2/25/2014             26                 13                  4                  1                   1
2/25/2015             17                 8                   2                  1                   *
2/25/2016             8                  3                   1                  *                   *
2/25/2017             0                  0                   0                  0                   0
2/25/2018             0                  0                   0                  0                   0
2/25/2019             0                  0                   0                  0                   0
2/25/2020             0                  0                   0                  0                   0
2/25/2021             0                  0                   0                  0                   0
2/25/2022             0                  0                   0                  0                   0
2/25/2023             0                  0                   0                  0                   0
2/25/2024             0                  0                   0                  0                   0
2/25/2025             0                  0                   0                  0                   0
2/25/2026             0                  0                   0                  0                   0
2/25/2027             0                  0                   0                  0                   0
2/25/2028             0                  0                   0                  0                   0
2/25/2029             0                  0                   0                  0                   0
2/25/2030             0                  0                   0                  0                   0
2/25/2031             0                  0                   0                  0                   0
2/25/2032             0                  0                   0                  0                   0
2/25/2033             0                  0                   0                  0                   0
2/25/2034             0                  0                   0                  0                   0
2/25/2035             0                  0                   0                  0                   0
2/25/2036             0                  0                   0                  0                   0
2/25/2037             0                  0                   0                  0                   0
2/25/2038             0                  0                   0                  0                   0
2/25/2039             0                  0                   0                  0                   0
2/25/2040             0                  0                   0                  0                   0
2/25/2041             0                  0                   0                  0                   0
2/25/2042             0                  0                   0                  0                   0

Average Life (Years)  8.49               6.66                4.66               3.79                3.29


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) PaineWebber Incorporated, an indirect subsidiary of UBS AG, or (iii) by a division, group or affiliate of UBS AG, that is not registered as a US broker-dealer (a "a non-US affiliate"), to major US Institutional Investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC, or PaineWebber Incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. ADDITIONAL INFORMATION WILL BE MADE AVAILABLE UPON REQUEST.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal: MAST0201T   Bond Name: B1 SUB

Date                  B1                 B1                  B1                 B1                  B1
                      0                  100                 275                400                 500
2/25/2002             100                100                 100                100                 100
2/25/2003             96                 96                  96                 96                  96
2/25/2004             91                 91                  91                 91                  91
2/25/2005             87                 87                  87                 87                  87
2/25/2006             76                 76                  76                 76                  76
2/25/2007             70                 69                  66                 65                  63
2/25/2008             64                 61                  56                 53                  50
2/25/2009             57                 53                  45                 40                  36
2/25/2010             50                 44                  35                 28                  24
2/25/2011             43                 35                  25                 18                  14
2/25/2012             35                 27                  17                 11                  8
2/25/2013             26                 19                  11                 7                   4
2/25/2014             17                 12                  6                  3                   2
2/25/2015             8                  5                   2                  1                   1
2/25/2016             0                  0                   0                  0                   0
2/25/2017             0                  0                   0                  0                   0
2/25/2018             0                  0                   0                  0                   0
2/25/2019             0                  0                   0                  0                   0
2/25/2020             0                  0                   0                  0                   0
2/25/2021             0                  0                   0                  0                   0
2/25/2022             0                  0                   0                  0                   0
2/25/2023             0                  0                   0                  0                   0
2/25/2024             0                  0                   0                  0                   0
2/25/2025             0                  0                   0                  0                   0
2/25/2026             0                  0                   0                  0                   0
2/25/2027             0                  0                   0                  0                   0
2/25/2028             0                  0                   0                  0                   0
2/25/2029             0                  0                   0                  0                   0
2/25/2030             0                  0                   0                  0                   0
2/25/2031             0                  0                   0                  0                   0
2/25/2032             0                  0                   0                  0                   0
2/25/2033             0                  0                   0                  0                   0
2/25/2034             0                  0                   0                  0                   0
2/25/2035             0                  0                   0                  0                   0
2/25/2036             0                  0                   0                  0                   0
2/25/2037             0                  0                   0                  0                   0
2/25/2038             0                  0                   0                  0                   0
2/25/2039             0                  0                   0                  0                   0
2/25/2040             0                  0                   0                  0                   0
2/25/2041             0                  0                   0                  0                   0
2/25/2042             0                  0                   0                  0                   0

Average Life (Years)  8.55               8.09                7.45               7.09                6.84

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) PaineWebber Incorporated, an indirect subsidiary of UBS AG, or (iii) by a division, group or affiliate of UBS AG, that is not registered as a US broker-dealer (a "a non-US affiliate"), to major US Institutional Investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC, or PaineWebber Incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. ADDITIONAL INFORMATION WILL BE MADE AVAILABLE UPON REQUEST.


(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS WARBURG LLC   CMOPROJ                                                                                                    Cmoproj
Fixed Income Research                                MASTO201-FINAL 30 YEAR 5.8                         8:26:44 am February 26, 2002
Cmoproj.509                                                                                             Margarita Genis mgenis@rhino
                                                                                                                              PAGE 1


---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----
Bond       Balance               Coupon         Delay      Factor          Index         Value        Reset     Multiplier     Cap
---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----
R          100.00                6.00000        24         1.000000                      -1.0000      -         -              -
---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----

---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------
Floor            Current        Settle        Deal                       WAC        WAM           Pricing           Duration
                 Coupon         Date                                                              Speed             @ Px
---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------
-                6.00000        02/28/02      30 year                    6.41       177.00        275.0PSA          90:00
---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
               Price                PSA                 PSA                PSA                 PSA                PSA
                                      0                 100                275                 400                500
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
               90:00            227.055             227.055            227.055             227.055            227.055
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
            Avg Life              0.069               0.069              0.069               0.069              0.069
            Duration              0.033               0.033              0.033               0.033              0.033
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay               3/02                3/02               3/02                3/02               3/02
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----
Bond       Balance               Coupon         Delay      Factor          Index         Value        Reset     Multiplier     Cap
---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----
A1         301,282,000.00        6.00000        24         1.000000                      -1.0000      -         -              -
---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----

---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------
Floor            Current        Settle        Deal                       WAC        WAM           Pricing           Duration
                 Coupon         Date                                                              Speed             @ Px
---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------
-                6.0000         02/28/02      30 year                    6.41       177.00        275.0PSA          90:00
---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
               Price                PSA                 PSA                PSA                 PSA                PSA
                                      0                 100                275                 400                500
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
               90:00              7.755               8.150              8.898               9.448              9.886
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
            Avg Life              8.545               6.676              4.641               3.757              3.252
            Duration              5.868               4.724              3.458               2.893              2.562
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              11/16               11/16              11/16               11/16              11/16
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

UBS WARBURG LLC                                                                                                              CMOPROJ
Fixed Income Research                                MASTO201-FINAL 30 YEAR 5.8                         8:27:36 am February 26, 2002
Cmoproj.509                                                                                             Margarita Genis mgenis@rhino
                                                                                                                              PAGE 1

---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----

Bond       Balance               Coupon         Delay      Factor          Index         Value        Reset     Multiplier     Cap
---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----
IO         271,293,618.97        6.00000        24         1.000000                      -1.0000      -         -              -
---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----

---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------
Floor            Current        Settle        Deal                       WAC        WAM           Pricing           Duration
                 Coupon         Date                                                              Speed             @ Px
---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------
-                0.1993         02/28/02      30 year                    6.41       177.00        275.0PSA          90:00
---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
               Price                PSA                 PSA                PSA                 PSA                PSA
                                      0                 100                275                 400                500
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
               90:00            -42.070             -46.389            -54.295             -60.254            -65.238
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
            Avg Life              8.553               6.702              4.684               3.807              3.306
            Duration             13.810              14.141             14.784              15.304             15.764
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              11/16               11/16              11/16               11/16              11/16
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----
Bond       Balance               Coupon         Delay      Factor          Index         Value        Reset     Multiplier     Cap
---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----
PO         1,096,260.57          0.00000        24         1.000000                      -1.0000      -         -              -
---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----

---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------
Floor            Current        Settle        Deal                       WAC        WAM           Pricing           Duration
                 Coupon         Date                                                              Speed             @ Px

---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------
-                0.0000         02/28/02      30 year                    6.41       177.00        275.0PSA          90:00
---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
               Price                PSA                 PSA                PSA                 PSA                PSA
                                      0                 100                275                 400                500
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
               90:00              1.262               1.621              2.334               2.876              3.312
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
            Avg Life              8.485               6.656              4.660               3.792              3.294
            Duration              8.213               6.344              4.371               3.541              3.074
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              11/16               11/16              11/16               11/16              11/16
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

UBS WARBURG LLC                                                                                                              CMOPROJ
Fixed Income Research                                MAST0201-FINAL 30 YEAR 5.8                         8:26:44 am February 26, 2002
Cmoproj.509                                                                                             Margarita Genis mgenis@rhino
                                                                                                                              PAGE 2

---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----
Bond       Balance               Coupon         Delay      Factor          Index         Value        Reset     Multiplier     Cap
---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----
SUB        4,449,610.41          6.00000        24         1.000000                      -1.0000      -         -              -
---------- --------------------- -------------- ---------- --------------- ------------- ------------ --------- -------------- -----

---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------
Floor            Current        Settle        Deal                       WAC        WAM           Pricing           Duration
                 Coupon         Date                                                              Speed             @ Px
---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------
-                0.0000         02/28/02      30 year                    6.41       177.00        275.0PSA          90:00
---------------- -------------- ------------- -------------------------- ---------- ------------- ----------------- -------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
               Price                PSA                 PSA                PSA                 PSA                PSA
                                      0                 100                275                 400                500
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
               90:00              7.755               7.820              7.924               7.990              8.038
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
            Avg Life              8.545               8.090              7.452               7.090              6.845
            Duration              5.868               5.651              5.342               5.163              5.040
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              11/16               11/16              11/16               11/16              11/16
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.